UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 30, 2006
                                                 -------------------------------

                      GS Mortgage Securities Trust 2006-GG8
                      -------------------------------------
                         (Exact name of issuing entity)

                      GS Mortgage Securities Corporation II
                      -------------------------------------
            (Exact name of the depositor as specified in its charter)

    Goldman Sachs Mortgage Company Greenwich Capital Financial Products, Inc.
    -------------------------------------------------------------------------
             (Exact name of sponsors as specified in their charters)

        Delaware                      333-136045-01             22-3442024
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(State or other jurisdiction     (Commission File Number      (IRS Employer
of incorporation of depositor)     of issuing entity)        Identification No.
                                                               of depositor)

            85 Broad Street
            New York, New York                                    10004
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(Address of principal executive offices of depositor)    (Zip Code of depositor)

Depositor's telephone number, including area code (212) 902-1000
                                                  ------------------------------

                                 Not Applicable
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.
            ------------

      On October 30, 2006, GS Mortgage Securities Corporation II (the "Depositor") caused the issuance, pursuant to a Pooling and Servicing Agreement, dated as of October 1, 2006 (the "Pooling and Servicing Agreement"), by and among the Depositor, Wachovia Bank, National Association, as master servicers, CWCapital Asset Management LLC, as special servicer, and Wells Fargo Bank, N.A., as trustee, of GS Mortgage Securities Trust 2006-GG8, Commercial Mortgage Pass-Through Certificates, Series 2006-GG8 (the "Certificates"). The Class A-1, Class A-2, Class A-3, Class A-AB, Class A-4, Class A-1A, Class A-M, Class A-J, Class B, Class C, Class D, Class E and Class F Certificates, having an aggregate initial principal amount of $3,892,842,000, were sold to Goldman, Sachs & Co., Greenwich Capital Markets, Inc., Credit Suisse Securities (USA) LLC, Banc of America Securities LLC, Morgan Stanley & Co. Incorporated and Wachovia Capital Markets, LLC (collectively, the "Underwriters"), pursuant to an Underwriting Agreement, dated as of October 17, 2006, by and among the Company and the Underwriters.

       In connection with the issuance and sale to the Underwriters of the Certificates, a legal opinion was rendered related to the validity of, and certain federal income tax considerations relating to, the Certificates, which legal opinion is attached to an exhibit to this report.

Item 9.01.  Financial Statements, Pro Forma Financial Information and Exhibits.

(c)   Exhibits

Exhibit 5 Legality Opinion of Cadwalader, Wickersham & Taft LLP, dated October 30, 2006.

Exhibit 8 Tax Opinion of Cadwalader, Wickersham & Taft LLP, dated October 30, 2006 (included as part of Exhibit 5).

Exhibit 23 Consent of Cadwalader, Wickersham & Taft LLP (included as part of Exhibit 5).

            Pursuant to the requirements of the Securities Exchange Act of 1934, the depositor has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date: October 30, 2006                 GS MORTGAGE SECURITIES
                                         CORPORATION II


                                       By:   /s/ Leo Huang
                                          --------------------------------------
                                          Name:  Leo Huang
                                          Title: CFO

                                INDEX TO EXHIBITS
                                -----------------

Item 601(a) of
or Regulation S-K                                                   Paper (P)
Exhibit No.             Description                              Electronic (E)
-----------             -----------                              --------------

5                       Legality Opinion of Cadwalader,                (E)
                        Wickersham & Taft LLP, dated
                        October 30, 2006.

8                       Tax Opinion of Cadwalader, Wickersham          (E)
                        & Taft LLP, dated October 30, 2006
                        (included as part of Exhibit 5).

23                      Consent of Cadwalader, Wickersham &            (E)
                        Taft LLP (included as part of
                        Exhibit 5).